SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 21, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-S10)

                 Residential Funding Mortgage Securities I, Inc.

             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-72493            75-2006294
---------------------------         ---------            ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                  55437
 ----------------------                                  -----
 (Address of Principal                                  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000






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Item 5.           Other Events.


         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2000 and for the periods ended June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2000 (which was filed with the Securities and Exchange Commission on August 11, 2000), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.            Description

1                    23                     Consent of KPMG LLP,
                                            independent auditors of
                                            Ambac Assurance Corporation
                                            and subsidiaries with respect
                                            to the Residential Funding
                                            Mortgage Securities I, Inc.
                                            Mortgage Pass-Through
                                            Certificates, Series 2000-S10




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.

                                   By:    /s/ Randy Van Zee
                                   Name:      Randy Van Zee
                                   Title:     Vice President

Dated: August 21, 2000






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                                  EXHIBIT INDEX

               Item 601(a) of                                       Sequentially
Exhibit        Regulation S-K                                       Numbered
Number         Exhibit No.            Description                   Page
-------        --------------         -------------------           ------------
1              23                     Accountant's Consent



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                                    EXHIBIT 1



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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-72493) of Residential Funding Mortgage Securities I, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated August 21, 2000, of our report dated January 21, 2000 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 2000 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                                                /s/ KPMG LLP

New York, New York
August 18, 2000



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